Financial instruments and risk management	12 Months Ended
Dec. 31, 2017
Financial instruments and risk management [Abstract]
Financial instruments and risk management
21.	Financial instruments and risk management

The Company’s activities expose it to the following financial risks: market risk (currency risk), credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.

The following table shows the carrying amounts of financial assets and financial liabilities:

	For the Years Ended December 31,
in CHF thousands	2017	2016
Financial assets
Other current receivables	918	517
Cash and cash equivalents	124,377	152,210
Total financial assets	125,295	152,727

Financial liabilities
Long-term financing obligation	395	-
Trade and other payables	1,092	4,035
Accrued expenses	8,307	5,366
Total financial liabilities	9,794	9,401

Foreign exchange risk

The Company is exposed to foreign exchange risk arising from currency exposures, primarily with respect to the EUR, USD and to a lesser extent to GBP, DKK and SEK. The currency exposure is not hedged. However, the Company has a policy of matching its cash holdings to the currency structure of its expenses, which means that the Company holds predominately CHF, EUR and USD (see also Note 8). In the Company’s income statements for the years ended December 31, 2017, 2016 and 2015 a loss of 4.2 million and a gain of CHF 3.4 million and CHF 1.6 million, respectively, is recognized in the financial statement line item “Finance Income/(expense), net.”

Credit risk

The majority of the cash and cash equivalents is held within one bank. However, the credit risk on liquid funds is limited because the counterparty is a bank with a high credit-rating assigned by international credit-rating agencies. The maximum amount of credit risk is the carrying amount of the financial assets. Trade and other receivables are fully performing, not past due and not impaired (see Note 6).

Liquidity risk

Inherent in the Company’s business are various risks and uncertainties, including its limited operating history and the high uncertainty that new therapeutic concepts will succeed. AC Immune’s success may depend in part upon its ability to (i) establish and maintain a strong patent position and protection, (ii) enter into collaborations with partners in the biotech and pharmaceutical industry, (iii) acquire and keep key personnel employed, and (iv) acquire additional capital to support its operations.

The Company’s approach of managing liquidity is to ensure sufficient cash to meet its liabilities when due. Therefore, management closely monitors the cash position on rolling forecasts based on expected cash flow to enable the Company to finance its operations for at least 18 months.

Based on the current cash position, the Company is well financed through the second quarter of 2019.

Foreign currency

The Company undertakes certain transactions denominated in foreign currencies. Hence, exposure to exchange rate fluctuations arises. Exchange rate exposures are managed by matching its cash holdings to the currency structure of its expenses.

As of December 31, 2017, if the CHF had strengthened/weakened by 10% against the EUR and the USD with all other variables held constant, the net loss for the period would have been lower/higher by CHF 2.1 million (2016: CHF 10.9 million), mainly as a result of foreign exchange gains/losses on predominantly EUR/USD denominated cash and cash equivalents.

Interest rates

The Company is not materially exposed to any interest rates fluctuations.